                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d)  OF  THE
                      SECURITIES EXCHANGE ACT OF 1934

                    DATE OF REPORT:   JANUARY  31, 1996
                     (DATE OF EARLIEST EVENT REPORTED)

                             PC ETCETERA,  INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               DELAWARE             0-17419                13-3260705
         (STATE OR OTHER       (COMMISSION FILE NO.)      (IRS EMPLOYER
 JURISDICTION OF INCORPORATION)                       IDENTIFICATION NUMBER)


                462 SEVENTH AVENUE, NEW YORK,  NEW YORK 10018
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (212) 736-5870

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to a Stock Purchase Agreement dated as of January 31, 1996 (the "Agreement"), PC Etcetera, Inc. (the "Company") sold all of the outstanding stock of PC Etcetera Inc., a Quebec corporation ("PC Canada"), to Training Holdings L.L.C. (the "Purchaser") for a purchase price of $605,000 (inclusive of approximately $55,000 paid to the Company prior to the closing). Simultaneously with such sale, the Purchaser paid to the Company the sum of $200,000 as a non-refundable royalty payment in consideration of the license by the Company to PC Canada of certain computer software. Of the total proceeds received, approximately $500,000 is to be used to repay certain indebtedness incurred by the Company in December 1995.

     Pursuant to the Agreement, the parties agreed to negotiate in good faith the terms of a three year royalty agreement between the Company and PC Canada which would provide for the grant of a license by the Company to PC Canada of certain intellectual property, including the right to use certain computer software, in consideration of the payment of certain royalty amounts to the Company. In addition, concurrently with the execution of the Agreement, in consideration of certain services to be performed by the Company with respect to certain leases to which PC Canada is a party, the Purchaser agreed to pay to the Company a fee based upon reductions in rents and other costs required to be paid by PC Canada pursuant to such leases.

     The Company is currently exploring the terms of a transaction pursuant to which its United States instructor-led training operations would be sold to the Purchaser. No assurances can be given that a definitive agreement between the parties will be entered into or, if entered into, that the transaction will be consummated.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               (i) Pro Forma Consolidated Balance Sheet of the Company as of September 30, 1995;

               (ii) Pro Forma Consolidated Statement of Operations of the Company for the nine months ended September 30, 1995;

               (iii)Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 1994.

          (c)  EXHIBITS.

               (i) Stock Purchase Agreement dated as of January 31, 1996 by and between Training Holdings L.L.C. and PC Etcetera, Inc., as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PC ETCETERA, INC.

Dated: February 12, 1996                     By:/s/ Terry I . Steinberg
                                                ------------------------------
                                                 Terry I. Steinberg, President

ITEM 7(b) PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of September 30, 1995 and Pro Forma Consolidated Statements of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 have been prepared to reflect the sale of all of the outstanding stock of PC Etcetera Inc., the Company's wholly-owned Canadian subsidiary, and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of PC Etcetera, Inc. and its subsidiaries (the "Company"). The Pro Forma Consolidated Balance Sheet was prepared as if the sale occurred on September 30, 1995. The Pro Forma Consolidated Statements of Operations for the year ended December 31, 1994 and for the nine months ended September 30, 1995 were prepared assuming the transaction occurred on January 1, 1994.

The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the sale transaction had been consummated at January 1, 1994, nor does it purport to represent the future financial position or results of operations for future periods.

                         PC ETCETERA, INC. AND SUBSIDIARIES
                         NOTES AND MANAGEMENT'S ASSUMPTIONS
                         TO PRO FORMA FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED DECEMBER 31, 1994
                     AND NINE MONTHS ENDED SEPTEMBER 30, 1995
                                   (UNAUDITED)

1.   BASIS OF PRESENTATION

The Company entered into a Stock Purchase Agreement dated as of January 31, 1996 to sell all of the outstanding stock of its wholly-owned Canadian subsidiary, PC Etcetera Inc., a Quebec corporation, to Training Holdings L.L.C.

The accompanying unaudited Pro Forma Consolidated Balance Sheet is presented as if the sale transaction occurred on September 30, 1995. Certain amounts have been reclassified to conform with the current presentation. All references herein to numbers of shares of Common Stock and per share amounts, and all references herein to dollar amounts that are based upon the number of shares of Common Stock that are issued, give retroactive effect to the one-for-five reverse split of the shares of Common Stock effectuated as of April 19, 1995.

The accompanying unaudited Pro Forma Consolidated Statements of Operations are presented as if the sale transaction occurred on January 1, 1994.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as of December 31, 1994 and September 30, 1995. In management's opinion, all material adjustments necessary to reflect the effect of the transaction by the Company have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position of the Company would have been as of September 30, 1995, nor are they necessarily indicative of the results of operations for future periods.

                         PC ETCETERA, INC. AND SUBSIDIARIES
                         NOTES AND MANAGEMENT'S ASSUMPTIONS
                         TO PRO FORMA FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED DECEMBER 31, 1994
                      AND NINE MONTHS ENDED SEPTEMBER 30, 1995
                                 (UNAUDITED)

2.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

(A) To reclassify the effects of intercompany advances in the amount of $371,384 from the Company to its subsidiary which are being forgiven and are therefore reflected as an additional equity investment in the subsidiary.

(B) To reflect the elimination of the balances of the Company's wholly-owned subsidiary, which was sold, from the Company's consolidated financial statements.

(C) To reflect the $731,000 cash received (net of brokers fees of $74,000) and the $359,616 gain on the sale of the subsidiary.

3.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS:

(A) To reflect the elimination of the results of operations of the Company's wholly-owned subsidiary, which was sold, from the Company's consolidated financial statements

(B) To reflect the adjustment of the management fees charged to the subsidiary during the nine months ended September 30, 1995 and the year ended December 31, 1994.

(C) To reflect the revenues from software development services from the Company to the subsidiary, which had been eliminated in the consolidation process, but would have been payable had the Company been unaffiliated.

As a result of the above transactions, the Company would recognize a gain on the sale of the Canadian subsidiary in the amount of $359,616. The Company does not believe there will be any income tax payable as a resultof this gain due to the operating losses incurred, along with significant net operating loss carryforwards.

                     PC ETCETERA, INC.  AND SUBSIDIARIES
                    PRO FORMA CONSOLIDATED BALANCE SHEET
                             SEPTEMBER 30, 1995
                                (UNAUDITED)

                                        TOTAL PCE           PRO FORMA          NOTE                PRO FORM AS
                                       CONSOLIDATED        ADJUSTMENTS           2                   ADJUSTED
ASSETS:

CURRENT ASSETS:
Cash and Cash Equivalents              $   55,740          $ 731,000           C                   $   786,740
Accounts Receivable                     1,652,183           (467,915)          B                     1,184,268
Prepaid Expenses                          216,765            (24,398)          B                       192,367
                                       ------------------------------------------------------------------------
     Total Current Assets               1,924,688            238,687                                 2,163,375
                                       ------------------------------------------------------------------------

Property and Equipment                  1,611,395           (262,854)          B                     1,348,541
Leasehold Improvements                    242,534            (34,005)          B                       208,529
Less: Accumulated
      Depreciation and
       Amortization                      (954,077)           138,890           B                      (815,187)
                                       ------------------------------------------------------------------------
                                          899,852           (157,969)                                  741,883
                                       ------------------------------------------------------------------------

OTHER ASSETS:

Security Deposits                          80,532             (9,842)          B                        70,690
Other Assets (Net)                         20,000                  0                                    20,000
Software (Net)                          1,287,965                  0                                 1,287,965
Investment in Canadian Subsidiary                            371,384           A
                                                            (371,384)          C
                                       ------------------------------------------------------------------------
     Total Other Assets                 1,388,497             (9,842)                                1,378,655
                                       ------------------------------------------------------------------------
TOTAL ASSETS                           $4,213,037           $ 70,876                                $4,283,913
                                       ------------------------------------------------------------------------
                                       ------------------------------------------------------------------------

LIABILITIES AND
STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:

Accounts Payable and Accrued
  Expenses                             $1,707,976          $(143,989)          B                    $1,563,987
Payroll Taxes Payable                      80,699            (41,073)          B                        39,626
Deferred Revenue                          198,869            (50,596)          B                       148,273
Loans Payable - Bank -
  Current Portion                          76,260                  0                                    76,260
Loans Payable - Other  -
  Current Portion                         477,109                  0                                   477,109
Loans Payable - Affiliate                  36,540                  0                                    36,540
Capital Equipment Payable -
  Current Portion                         195,319            (53,082)          B                       142,237
                                       ------------------------------------------------------------------------
     Total Current
       Liabilities                      2,772,772           (288,740)                                2,484,032

OTHER LIABILITIES:

Capital Equipment Obligations               8,601                  0                                     8,601
Loans Payable - Bank                       63,451                  0                                    63,451
Intercompany Payables                                       (371,384)          D                             0
                                                             371,384           A
                                       ------------------------------------------------------------------------
     TOTAL LIABILITIES                  2,844,824            288,740                                 2,556,084
                                       ------------------------------------------------------------------------

STOCKHOLDERS' EQUITY

Common Stock                               29,275                  0                                    29,275
Preferred Stock                             1,000                  0                                     1,000
Paid In Capital                         5,286,283                  0                                 5,286,283
Retained Earnings (Deficit)            (3,948,345)           359,616           C                    (3,588,729)
                                       ------------------------------------------------------------------------
     Total Stockholders'
       Equity                           1,368,213            359,616                                 1,727,829
                                       ------------------------------------------------------------------------
                                       ------------------------------------------------------------------------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                 $4,213,037            $70,876                                $4,283,913
                                       ------------------------------------------------------------------------
                                       ------------------------------------------------------------------------

                         PC ETCETERA, INC.  AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        NINE MONTHS ENDED SEPTEMBER 30, 1995
                                    (UNAUDITED)

                                       TOTAL PCE           PRO FORMA           NOTE                 PRO FORMA
                                       CONSOLIDATED        ADJUSTMENTS          3                  AS ADJUSTED
Revenues                                $8,427,704          $2,388,434          A                   $6,067,754
                                                               (28,484)         C
Cost of Revenues                         4,737,283           1,356,851          A                    3,380,432
                                       ----------------------------------                          ------------
Gross Profit                             3,690,421           1,003,099                               2,687,322

Selling, General and
  Administrative Expenses                4,778,480           1,023,061          A                    3,852,619
                                                               (97,200)         B
Research and Development
  Expenses                                 577,707                                                     577,707
                                       ----------------------------------                          ------------
Operating Income (Loss)                 (1,665,766)             77,238                               (1,743,004)
Other (Expenses) (Net)                     (75,631)             (4,954)         A                       (70,677)
                                       ----------------------------------                          ------------
Net Income (Loss)                      $(1,741,397)            $72,284                             $(1,813,681)
                                       ----------------------------------                          ------------
                                       ----------------------------------                          ------------
Earnings Per Share:
Net (Loss)                                  ($0.64)                                                     ($0.67)
                                       -------------------                                         ------------
                                       -------------------                                         ------------
Weighted Average Number of
  Shares                                 2,705,240                                                   2,705,240
                                       -------------------                                         ------------
                                       -------------------                                         ------------

                           PC ETCETERA, INC.  AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              YEAR ENDED DECEMBER 31, 1994
                                      (UNAUDITED)


                                       TOTAL PCE           PRO FORMA           NOTE                PRO FORMA
                                       CONSOLIDATED        ADJUSTMENTS         3                   AS ADJUSTED
Revenues                               $10,456,704         $2,141,361          A                   $ 8,317,708
                                                               (2,365)         C
Cost of Revenues                         4,847,301            961,760          A                     3,885,541
                                       ----------------------------------                          ------------
Gross Profit                             5,609,403          1,177,236                                4,432,167

Selling, General and
  Administrative Expenses                6,264,655          1,165,767          A                    5,250,061
                                                             (151,173)         B
Research and Development
  Expenses                                 541,439                                                     541,439
                                       ----------------------------------                          ------------
Operating Income (Loss)                 (1,196,691)           162,642                               (1,359,333)

Other (Expenses) (Net)                    (121,847)            (5,887)         A                      (115,960)
                                       ----------------------------------                          ------------
Net Income (Loss)                      $(1,318,538)          $156,755                               $(1,475,293)
                                       ----------------------------------                          ------------
                                       ----------------------------------                          ------------

Earnings Per Share:

Net (Loss)                                  ($0.85)                                                     ($0.95)
                                       ----------------------------------                          ------------
                                       ----------------------------------                          ------------
Weighted Average Number
  Shares                                 1,553,462                                                   1,553,462
                                       ----------------------------------                          ------------
                                       ----------------------------------                          ------------
